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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: DECEMBER 28, 2000




                                TEAM MUCHO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




              Ohio                                      0-21533                                  31-1209872
----------------------------------             ---------------------------             -------------------------------
 (STATE OR OTHER JURISDICTION OF                 (COMMISSION FILE NO.)                  (IRS EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)                                                                   NUMBER)


                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                            TEAM America Corporation
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                              -------------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 28, 2000, TEAM Mucho, Inc. (formerly, TEAM America Corporation), an Ohio corporation (the "Company"), issued a press release announcing that the merger of Mucho.com, Inc., a Nevada corporation ("Mucho") with and into a subsidiary of the Company had closed. Under the terms of the merger agreement, Mucho will be operated as a wholly owned subsidiary of the Company. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference. The Company also announced the completion of its issuer tender offer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                Exhibit No.                 Description

                    99 Press release, dated December 28, 2000, entitled "TEAM America Announces Closing of Merger with Mucho.com"



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TEAM MUCHO, INC.

Date:  December 29, 2000           By: /s/ Kevin T. Costello
                                       -----------------------------------
                                       Kevin T. Costello, President and
                                        Chief Operating Officer


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                                  EXHIBIT INDEX

    Exhibit No.                       Description

       99 Press release, dated December 29, 2000, entitled "TEAM America Announces Closing of Merger with Mucho.com"